UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: January 14, 2014
(Date of earliest event reported)

CMG HOLDINGS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada --------------------------------	000-51770 --------------------------------	87-0733770 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Hudson Street, Suite 303
New York, New York 10013
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(Address of principal executive offices) (Zip Code)

(646) 688-6381
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On January 14, 2014, the Board of Directors (“the Board”) for CMG Holdings, Inc. (“CMG” or “the company”) announced that David J. Kovacs will be joining the Board effective January 17, 2014.

A veteran of the investment banking and private equity sectors for over 10 years, Mr. Kovacs is currently the head of Investment Banking and Private Equity for Fitch Learning. Mr. Kovacs is also the Managing Director of Private Equity for Strategic Acquisitions, a $2 billion real estate investment firm. Prior to his current roles, Mr. Kovacs focused on private equity as a Managing Director at The Hinduju Group, one of the largest diversified groups in the world with over $50 billion under management. Mr. Kovacs also worked in various capacities at Citigroup and Blackstone Group in their investment banking and private equity divisions.

With the addition of Mr. Kovacs to the Board, CMG has acquired one of the most respected and brilliant minds in the world of investment and private equity. As a student at Columbia University and City University (NY), Mr. Kovacs completed his undergraduate degree at age 18, finishing the required coursework in two years and earning a triple major in Finance, Economics and Biochemistry.

The wealth of experience and breadth of knowledge that Mr. Kovacs brings to the Board will be invaluable as the Board seeks to enhance current strategies as well as devise new ones to help the company move forward with its current and future initiatives.

With his experience in mature and emerging markets as a training specialist in venture capital, investment banking, and private equity, Mr. Kovacs is also a highly coveted speaker. Mr. Kovacs has lectured at over 100 universities, including the majority of Ivy League schools. He was a lead instructor for the Securities & Exchange Commission and has given talks to industry leaders such as Barclays, JP Morgan, RBC, Morgan Stanley, Deutsche Bank and the Abu Dhabi Investment Authority.

At this time, the company is not aware of any transactions with Mr. Kovacs that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                      Description of Exhibit

    99.1                      Press release dated January 14, 2014, furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CMG HOLDINGS, INC.

Date: January 15, 2014	/s/ JEFFREY DEVLIN
Name: Jeffrey Devlin
Its: Director